Item 77q(3):


The certifying officers, whose certifications
 are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period
 in which this report is being prepared.   Further, in their opinion,
the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the
Securities and Exchange Commission's rules and forms.

There are no
significant deficiencies or material weaknesses in the registrant's internal controls as of the date of their most recent evaluation, and there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation.I, George Stevens, certify that:

1.  I have reviewed this report on Form
N-SAR of the Nest Egg Funds;

2.  Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my
knowledge,
 the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other
certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a) designed such
disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness
of the registrant's disclosure controls and procedures as of a date within
 90
 days prior to the filing date of this report (the "Evaluation Date"); and) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation
Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation
 of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls;
and
)
 any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.
 The
 registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ George Stevens
President
[Signature] and [Title]

December 30, 2002
Date


I, Trent Statczar,
 certify that:

1.  I have reviewed this report on Form N-SAR of the Nest
Egg
Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements
 made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based
on my
knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all
material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a)
designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the
effectiveness
of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date");
 and)
presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The
registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):
a)
all significant
 deficiencies in the design or operation of internal controls which could adversely report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;
and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



/s/ Trent Statczar
Treasurer
[Signature]
 and [Title]

December 30, 2002
Date
Nest Egg Funds
3435 Stelzer
Rd.
Columbus,
Ohio 43219